SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2016
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of presentation	(a)Basis of presentation The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).
Principles of consolidation

(b)Principles of consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries and VIE. All intercompany transactions and balances have been eliminated on consolidation.

The Group evaluates the need to consolidate certain VIE of which the Group is the primary beneficiary. In determining whether the Group is the primary beneficiary, the Group considers if the Group (1) has power to direct the activities that most significantly affects the economic performance of the VIE, and (2) The obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. If deemed the primary beneficiary, the Group consolidates the VIE.

Consolidation of Variable Interest Entities

Applicable PRC laws and regulations currently limit foreign ownership of companies that provide delivery services in PRC. The Company is deemed a foreign legal person under PRC laws and accordingly subsidiaries owned by the Company are ineligible to engage in provisions of delivery services. As discussed in Note 1, the Group undertook the 2015 Restructuring whereby ZTO Express and its subsidiaries became a VIE of the Group effective on August 18, 2015. To provide the Group effective control over ZTO Express and receive substantially all of the economic benefits of ZTO Express, the Company’s wholly owned subsidiary, Shanghai Zhongtongji Network Technology Ltd. (“Shanghai Zhongtongji Network”) entered into a series of contractual arrangements, described below, with ZTO Express and its individual shareholders.

Agreements that provide the Company effective control over the VIE include:

Voting Rights Proxy Agreement & Irrevocable Powers of Attorney

Under which each shareholder of ZTO Express has executed a power of attorney to grant Shanghai Zhongtongji Network the power of attorney to act on his or her behalf on all matters pertaining ZTO Express and to exercise all of his or her rights as a shareholder of ZTO Express, including but not limited to convene, attend and vote at shareholders’ meetings, designate and appoint directors and senior management members. The proxy agreement will remain in effect unless Shanghai Zhongtongji Network terminates the agreement by giving a prior written notice or gives its consent to the termination by ZTO Express.

Exclusive Call Option Agreement

Under which the shareholders of ZTO Express granted Shanghai Zhongtongji Network or its designated representative(s) an irrevocable and exclusive option to purchase their equity interests in ZTO Express when and to the extent permitted by PRC law. Shanghai Zhongtongji Network or its designated representative(s) has sole discretion as to when to exercise such options, either in part or in full. Without Shanghai Zhongtongji Network’s written consent, the shareholders of ZTO Express shall not transfer, donate, pledge, or otherwise dispose any equity interests of ZTO Express in any way. The acquisition price for the shares or assets will be the minimum amount of consideration permitted under the PRC law at the time when the option is exercised. The agreement can be early terminated by Shanghai Zhongtongji Network, but not by ZTO Express or its shareholders.

Equity Pledge Agreement

Under which the shareholders of ZTO Express pledged all of their equity interests in ZTO Express to Shanghai Zhongtongji Network as collateral to secure their obligations under the above agreement. If the shareholders of ZTO Express or ZTO Express breach their respective contractual obligations, Shanghai Zhongtongji Network, as pledgee, will be entitled to certain rights, including the right to dispose the pledged equity interests. Pursuant to the agreement, the shareholders of ZTO Express shall not transfer, assign or otherwise create any new encumbrance on their respective equity interest in ZTO Express without prior written consent of Shanghai Zhongtongji Network. The equity pledge right held by Shanghai Zhongtongji Network will expire when the shareholders of ZTO Express and Shanghai Zhongtongji Network have fully performed their respective obligations under the Consulting Services Agreement and Operating Agreement, or the shareholder is no longer a shareholder of ZTO Express or the satisfaction of all its obligations by ZTO under the VIE contractual arrangements.

The agreements that transfer economic benefits to the Company include:

Exclusive Consulting and Services Agreement

Under which ZTO Express engages Shanghai Zhongtongji Network as its exclusive technical and operational consultant and under which Shanghai Zhongtongji Network agrees to assist in business development and related services necessary to conduct ZTO Express’s operational activities. ZTO Express shall not seek or accept similar services from other providers without the prior written approval of Shanghai Zhongtongji Network. The agreements will be effective as long as ZTO Express exists. Shanghai Zhongtongji Network may terminate this agreement at any time by giving a prior written notice to ZTO Express.

Under the above agreements, the shareholders of ZTO Express irrevocably granted Shanghai Zhongtongji Network the power to exercise all voting rights to which they were entitled. In addition, Shanghai Zhongtongji Network has the option to acquire all of the equity interests in ZTO Express, to the extent permitted by the then-effective PRC laws and regulations, for nominal consideration. Finally, Shanghai Zhongtongji Network is entitled to receive service fees for certain services to be provided to ZTO Express.

The Call Option Agreement and Voting Rights Proxy Agreement provide the Company with effective control over the VIE and its subsidiaries, while the Equity Interest Pledge Agreements secure the obligations of the shareholders of ZTO Express under the relevant agreements. Because the Company, through Shanghai Zhongtongji Network, has (i) the power to direct the activities of ZTO Express that most significantly affect the entity’s economic performance and (ii) the right to receive substantially all of the benefits from ZTO Express, the Company is deemed the primary beneficiary of ZTO Express. Accordingly, the Company consolidates the ZTO Express’s financial results of operations, assets and liabilities in the Company’s consolidated financial statements. The aforementioned Control Documents are effective agreements between a parent and a consolidated subsidiary, neither of which is accounted for in the consolidated financial statements or is ultimately eliminated upon consolidation, such as the service fees provided under the Consulting Services Agreement and Operating Agreement.

The Group believes that the contractual arrangements with the VIE are in compliance with the PRC law and are legally enforceable. However, the contractual arrangements are subject to risks and uncertainties, including:

•

ZTO Express and its shareholders may have or develop interests that conflict with the Group’s interests, which may lead them to pursue opportunities in violation of the aforementioned contractual arrangements.

•

ZTO Express and its shareholders could fail to obtain the proper operating licenses or fail to comply with other regulatory requirements. As a result, the PRC government could impose fines, new requirements or other penalties on the VIE or the Group, mandate a change in ownership structure or operations for the VIE or the Group, restrict the VIE or the Group’s use of financing sources or otherwise restrict the VIE or the Group’s ability to conduct business.

•

The aforementioned contractual agreements may be unenforceable or difficult to enforce. The equity interests under the Equity Interest Pledge Agreement have been registered by the shareholders of ZTO Express with the relevant office of the administration of industry and commerce, however, the VIE or the Group may fail to meet other requirements. Even if the contractual agreements are enforceable, they may be difficult to enforce given the uncertainties in the PRC legal system.

•

The PRC government may declare the aforementioned contractual arrangements invalid. They may modify the relevant regulations, have a different interpretation of such regulations, or otherwise determine that the Group or the VIE have failed to comply with the legal obligations required to effectuate such contractual arrangements.

The following amounts and balances of ZTO Express and its subsidiaries (the “VIE”) were included in the Group’s consolidated financial statements after the elimination of intercompany balances and transactions:

	As of December 31,
	2015	2016
	RMB	RMB
Assets
Current assets:
Cash and cash equivalents	587,039	472,816
Restricted cash	266,403	302,102
Accounts receivable, net	56,262	197,559
Inventories	15,720	32,868
Advances to suppliers	256,955	420,948
Prepayments and other current assets	170,824	211,643
Amounts due from related parties	85,740	5,400

Total current assets	1,438,943	1,643,336
Investments in equity investees	249,508	236,515
Property and equipment, net	1,383,357	2,396,660
Land use rights, net	788,717	953,487
Goodwill	4,091,219	4,157,111
Deferred tax assets	81,006	89,954
Other non-current assets	15,707	37,953

TOTAL ASSETS	8,048,457	9,515,016

Liabilities
Current liabilities:
Short-term bank borrowing	300,000	450,000
Accounts payable	280,774	582,271
Advances from customers	295,865	229,704
Income tax payable	300,864	54,774
Amounts due to related parties	103,267	127,471
Acquisition consideration payables	87,766	—
Other current liabilities	1,184,875	1,238,191

Total current liabilities	2,553,411	2,682,411
Deferred tax liabilities	85,059	98,800

TOTAL LIABILITIES	2,638,470	2,781,211

	Years ended December 31,
	2014	2015	2016
	RMB	RMB	RMB
Total revenue	3,903,572	6,086,455	9,788,768
Net income	406,003	1,331,621	4,145,150
Net cash generated from operating activities	1,071,751	1,898,426	1,415,617
Net cash used in investing activities	(1,116,299)	(1,409,746)	(1,680,896)
Net cash provided by (used in) financing activities	171,064	(65,000)	151,056
Net increase (decrease) in cash and cash equivalents	126,516	423,680	(114,223)
Cash and cash equivalents at beginning of year	36,843	163,359	587,039
Cash and cash equivalents at end of year	163,359	587,039	472,816

The VIE contributed 100% of the Group’s consolidated revenues for the years ended December 31, 2014, 2015 and 2016. As of December 31, 2015 and 2016, the VIE accounted for an aggregate of 76% and 41%, respectively, of the consolidated total assets, and 96% and 76%, respectively, of the consolidated total liabilities. Total assets not associated with the VIE mainly consisted of cash and cash equivalents.

Beginning in January 2016, the VIE pay transportation fees and service fees pursuant to the Exclusive Consulting and Services Agreements to Shanghai Zhongtongji Network (the “WFOE”) based on the VIE’s operating results and WFOE’s operating cost of sorting hubs and the Group’s owned fleet. The WFOE is entitled to receive substantially all of the net income and transfer a majority of the economic benefits in the form of service fees from the VIEs. The net income generated by the VIE after deductions of inter-company transportation fees and service fees charges by WFOE were RMB472,753 for the year ended December 31, 2016.

There are no terms in any arrangements, considering both explicit arrangements and implicit variable interests that require the Company or its subsidiaries to provide financial support to the VIE. However, if the VIE was ever to need financial support, the Company or its subsidiaries may, at its option and subject to statutory limits and restrictions, provide financial support to its VIE through loans to the shareholders of the VIE or entrustment loans to the VIE.

The Group believes that there are no assets held in the consolidated VIE that can be used only to settle obligations of the VIE, except for registered capital and the PRC statutory reserves. As the consolidated VIE is incorporated as a limited liability company under the PRC Company Law, creditors of the VIE do not have recourse to the general credit of the Company for any of the liabilities of the consolidated VIE.

Relevant PRC laws and regulations restrict the VIE from transferring a portion of their net assets, equivalent to the balance of its statutory reserve and its share capital, to the Company in the form of loans and advances or cash dividends. Please refer to Note 20 for disclosure of restricted net assets.

Nonconsolidated Variable Interest Entity

Tonglu Tongze Logistics Ltd. and its subsidiaries (“Tonglu”), established in 2013, is a transportation service company providing line-haul transportation services to the Group. Tonglu is majority owned by the employees of the Group who are considered as related parties to the Group. The Group has concluded that it is not the primary beneficiary of Tonglu as it does not have the obligation to absorb losses of Tonglu that could potentially be significant to Tonglu or the right to receive benefits from Tonglu that could potentially be significant to Tonglu.

The Group held variable interests in Tonglu in the form of a waiver of management fees and an outstanding loan receivable of RMB15 million as of December 31, 2015 that was repaid in full in 2016. As of December 31, 2016, the Group has no exposure to loss included in the Group’s consolidated balance sheets as a result of the Group’s variable interest in Tonglu.

The Group had transactions with Tonglu for the years ended December 31, 2014, 2015 and 2016 and amounts due to Tonglu as of December 31, 2015 and 2016 for transportation service received from Tonglu, in connection with a contractual arrangement and considered by management to be on terms that are commensurate with market. Transactions and balances relating to the transportation services are disclosed in Note 14 (a), (b) and (c).

Use of estimates

(c)Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results may differ from these estimates. The Group bases its estimates on historical experience and various other factors believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Significant accounting estimates reflected in the Group’s financial statements include assessment of useful lives of long-lived assets, valuation of ordinary shares and share-based compensation, realization of deferred tax assets, impairment assessment of long-lived assets and goodwill and assumptions used to determine the fair value of the assets acquired through business combination. Actual results may differ materially from those estimates.

Fair value

(d)Fair value

Fair value is considered to be the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Group considers the principal or most advantageous market in which it would transact and considers assumptions that market participants would use when pricing the asset or liability.

Authoritative literature provides a fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The level in the hierarchy within which the fair value measurement in its entirety falls is based upon the lowest level of input that is significant to the fair value measurement as follows:

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices included within Level 1 that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities. The Group has stock unit awards payable that was required to be measured at fair value on a recurring basis at the end of each reporting period. Change in fair value and inputs in the valuations are disclosed in Note 11.

The carrying values of financial instruments, which consist of cash and cash equivalents, accounts receivable, amounts due from related parties, advances to suppliers, prepayments and other current assets, short-term bank borrowing, accounts payable, advances from customers, amounts due to related parties and other current liabilities are recorded at cost which approximates their fair value due to the short-term nature of these instruments.

We allocate the fair value of purchase consideration to the tangible assets acquired based on their estimated fair values. The excess of the fair value of purchase consideration over the fair values of these identifiable assets is recorded as goodwill. Management’s estimates of fair value are based upon assumptions believed to be reasonable, but which are inherently uncertain and unpredictable and, as a result, actual results may differ from estimates. During the measurement period, which is one year from the acquisition date, we may record adjustments to the assets acquired and liabilities assumed, with the corresponding offset to goodwill. Upon the conclusion of the measurement period, any subsequent adjustments are recorded to earnings.

Foreign currency translation

(e)Foreign currency translation

The Group’s reporting currency is Renminbi (“RMB”). The functional currency of the Company and subsidiaries incorporated outside the mainland China are the United States dollar (“US dollar” or “US$”). The functional currency of all the other subsidiaries and the VIE is RMB.

Foreign currency denominated monetary assets and liabilities have been translated into the functional currency at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies have been translated into the functional currency at the applicable rates of exchange prevailing on the date transactions occurred. Transaction gains and losses are recognized in the consolidated statements of comprehensive income.

Monetary assets and liabilities denominated in currencies other than the applicable functional currencies are translated into the functional currencies at the prevailing rates of exchange at the balance sheet date. Nonmonetary assets and liabilities are remeasured into the applicable functional currencies at historical exchange rates. Transactions in currencies other than the applicable functional currencies during the year are converted into the functional currencies at the applicable rates of exchange prevailing at the transaction dates. Transaction gains and losses are recognized in the consolidated statements of comprehensive income.

Convenience translation

(f)Convenience translation

The Group’s business is primarily conducted in China and almost all of our revenues are denominated in RMB. However, periodic reports made to shareholders will include current period amounts translated into US dollars using the then current exchange rates, solely for the convenience of the readers. Translations of balances in the consolidated balance sheets, consolidated statements of comprehensive income and consolidated statements of cash flows from RMB into US dollars as of and for the year ended December 31, 2016 were calculated at the rate of US$1.00=RMB6.9430, representing the noon buying rate set forth in the H.10 statistical release of the U.S. Federal Reserve Board on December 31, 2016. No representation is made that the RMB amounts could have been, or could be, converted, realized or settled into US$ at that rate on December 31, 2016, or at any other rate.

Cash and cash equivalents

(g)Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and highly liquid investments which are unrestricted as to withdrawal or use, and which have maturities of three months or less when purchased.

Restricted cash

(h)Restricted cash

Restricted cash represents (a) cash received from network partners that was immediately restricted for use until the final delivery of parcel to the recipients; and (b) secured deposits held in designated bank accounts for issuance of bank acceptance notes and letter of guarantee for short-term borrowings.

Property and equipment, net

(i)Property and equipment, net

Property and equipment are stated at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the following estimated useful lives:

Leasehold improvements	Lesser of lease term or estimated useful life of 3 years
Furniture, office and electric equipment	3 to 5 years
Machinery and equipment	10 years
Vehicles	5 years
Buildings	20 years

Investments in equity investees

(j)Investments in equity investees

Investments in equity investees of the Group are comprised of investments in privately-held companies. The Group uses the equity method to account for an equity investment over which it has significant influence but does not own a majority equity interest or otherwise control. The Group records equity method adjustments in share of profits and losses. Equity method adjustments include the Group’s proportionate share of investee income or loss, adjustments to recognize certain differences between the Group’s carrying value and its equity in net assets of the investee at the date of investment, impairments, and other adjustments required by the equity method. Dividends received are recorded as a reduction of carrying amount of the investment. Cumulative distributions that do not exceed the Group’s cumulative equity in earnings of the investee are considered as a return on investment and classified as cash inflows from operating activities. Cumulative distributions in excess of the Group’s cumulative equity in the investee’s earnings are considered as a return of investment and classified as cash inflows from investing activities. For equity investments over which the Group does not have significant influence or control, the cost method of accounting is used. Under the cost method, the Group carries the investment at cost and recognizes income to the extent of dividends received from the distribution of the equity investee’s post-acquisition profits.

Impairment of long-lived assets

(k)Impairment of long-lived assets

The Group evaluates the recoverability of long-lived assets with determinable useful lives whenever events or changes in circumstances indicate that an intangible asset’s carrying amount may not be recoverable. The Group measures the carrying amount of long-lived asset against the estimated undiscounted future cash flows associated with it. Impairment exists when the sum of the expected future net cash flows is less than the carrying value of the asset being evaluated. Impairment loss is calculated as the amount by which the carrying value of the asset exceeds its fair value. Fair value is estimated based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Group to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts. No impairment charge was recognized for the years ended December 31, 2014, 2015 and 2016.

Goodwill

(l)Goodwill

Goodwill is recognized for the excess of the purchase price over the fair value of tangible and identifiable intangible net assets of business acquired. Several factors give rise to goodwill in our acquisitions, such as the expected benefit from synergies of the combination and the existing workforce of the acquired businesses. Unless circumstances otherwise dictate, goodwill is reviewed annually at December 31 for impairment. In our evaluation of goodwill impairment, we perform a qualitative assessment to determine if it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If the qualitative assessment is not conclusive, we proceed to a two-step process to test goodwill for impairment, including comparing the fair value the reporting unit to its carrying value (including attributable goodwill). Fair value for our reporting units is determined using an income or market approach incorporating market participant considerations and management’s assumptions on revenue growth rates, operating margins, discount rates and expected capital expenditures. Fair value determinations mainly include both internal and third-party valuations. No impairment charge was recognized for the years ended December 31, 2014, 2015 and 2016.

Share-based compensation

(m)Share-based compensation

The Group grants share options and Ordinary Share Units to eligible employees, management and directors and accounts for these share-based awards in accordance with ASC 718 Compensation—Stock Compensation.

Employees’ share-based awards are measured at the grant date fair value of the awards and recognized as expenses a) immediately at grant date if no vesting conditions are required; or b) using graded vesting method, net of forfeitures, over the requisite service period, which is the vesting period. When there is a modification of the terms and conditions of an award, the Group measures the pre-modification and post-modification fair value of the share-based awards as of the modification date and recognizes the incremental value as compensation cost over the remaining service period.

All transactions in which goods or services are received in exchange for equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable.

Prior to the IPO of the Company, the fair value of the share options and Ordinary Share Units were assessed using the income approach/discounted cash flow method, with a discount for lack of marketability given that the shares underlying the awards were not publicly traded at the time of grant. This assessment required complex and subjective judgments regarding the Company’s projected financial and operating results, its unique business risks, the liquidity of its ordinary shares and its operating history and prospects at the time the grants were made. In addition, the binomial option-pricing model is used to measure the value of share options. The determination of the fair value is affected by the fair value of the ordinary shares as well as assumptions regarding a number of complex and subjective variables, including the expected share price volatility, actual and projected employee and non-employee share option exercise behavior, risk-free interest rates and expected dividends. The fair value of these awards was determined with the assistance from an independent valuation firm using management’s estimates and assumption.

After the IPO of the Company, in determining the fair value of the share options and Ordinary Share Units, the closing market price of the underlying shares on the grant date is applied.

The assumptions used in share-based compensation expense recognition represent management’s best estimates, but these estimates involve inherent uncertainties and application of management judgment. If factors change or different assumptions are used, the share-based compensation expenses could be materially different for any period. Moreover, the estimates of fair value of the awards are not intended to predict actual future events or the value that ultimately will be realized by grantees who receive share-based awards, and subsequent events are not indicative of the reasonableness of the original estimates of fair value made by the Company for accounting purposes.

Revenue recognition

(n)                                 Revenue recognition

The Group recognizes revenue when persuasive evidence of an arrangement exists, service has been performed, the fee is fixed or determinable and collectability is reasonably assured. While the Group serves as the franchisor in the ZTO network, it has not collected franchise fees from its network partners. The Group considers its customers to be the pickup outlets operated by the Group’s network partners. The Group’s revenue represents network transit fees derived from the provision of sorting and line-haul transportation services to the pickup outlets operated by the Group’s network partners. The network transit fees the Group charges its pickup outlets consist of (i) a fixed amount for a waybill attached to each parcel and (ii) a variable amount per parcel for sorting and line-haul transportation based on the parcel weight and route. The Group recognizes revenue when the parcels are delivered from the Group’s sorting hubs to the delivery outlets in the network, assuming all other revenue recognition criteria have been met. A small percentage of the Group’s delivery services are performed for its enterprise customers; and enterprise customer revenues are recognized when the packages are delivered to the recipients.

Revenues also include sales of accessories, such as portable barcode readers and ZTO-branded packing supplies and apparels. Revenues for the sales of accessories were RMB125,058, RMB173,166 and RMB419,075 for the years ended December 31, 2014, 2015 and 2016, respectively.

Cost of revenues

(o)Cost of revenues

Cost of revenues consists of the following:

•

Line-haul transportation costs, including payments to outsourced transportation companies, as well as costs associated with the Group’s own transportation infrastructure; including, labor costs of truck drivers, depreciation of self-owned trucks, airfare cost, fuel cost, and road toll,

•	operating costs for the ZTO delivery IT platform,

•	cost of hub operations, such as operators’ labor costs and depreciation and lease costs, and

•	cost of accessories including portable barcode readers, thermal papers and packaging materials.

Income taxes

(p)Income taxes

Current income taxes are provided for in accordance with the laws of the relevant taxing authorities.

As part of the process of preparing financial statements, the Group is required to estimate its income taxes in each of the jurisdictions in which it operates. The Group accounts for income taxes using the asset and liability method. Under this method, deferred income taxes are recognized for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements. Net operating loss are carried forwards and credited by applying enacted statutory tax rates applicable to future years when the reported amounts of the asset or liability are expected to be recovered or settled, respectively. Deferred tax assets are reduced by a valuation allowance when, based upon the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. The components of the deferred tax assets and liabilities are individually classified as non-current. The Group recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.

Comprehensive income

(q)Comprehensive income

Comprehensive income is defined to include all changes in equity from transactions and other events and circumstances from non-owner sources. For the years presented, the Group’s comprehensive income includes net income and foreign currency translation adjustments and is presented in the consolidated statements of comprehensive income.

Operating leases as lessee

(r)Operating leases as lessee

Leases, including leases of offices and sorting hubs, where substantially all the rewards and risks of ownership of assets remain with the lessor are accounted for as operating leases. Payments made under operating leases are recognized as an expense on a straight-line basis over the lease term. The Group had no capital leases for any of the years presented herein.

Concentration credit risk

(s)Concentration credit risk

Financial instruments that potentially expose the Group to concentrations of credit risk consist primarily of cash and cash equivalents, amounts due from related parties, accounts receivable, other receivables and advances to suppliers and prepayments and other current assets. The Group places its cash and cash equivalents with financial institutions with high-credit ratings and quality. Accounts receivable primarily comprise amounts receivable from enterprise customers. The Group conducts a credit evaluation of these enterprise customers. With respect to advances to product suppliers, the Group performs on-going credit evaluations of the financial condition of its suppliers. The Group establishes an allowance for doubtful accounts based upon estimates, factors surrounding the credit risk of specific customers and other information. The allowance amounts were immaterial for all periods presented.

Earnings per share

(t)Earnings per share

Basic earnings per share are computed by dividing income attributable to holders of ordinary shares by the weighted average number of ordinary shares outstanding during the period.

The Company’s convertible redeemable preferred shares are participating securities as the preferred shares participate in undistributed earnings on an as-if-converted basis. Accordingly, the Company uses the two-class method whereby undistributed net income is allocated on a pro rata basis to each participating share to the extent that each class may share in income for the period.

Diluted earnings per ordinary share reflects the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised or converted into ordinary shares. Ordinary share equivalents are excluded from the computation in income periods should their effects be anti-dilutive. The Group had convertible redeemable preferred shares, which could potentially dilute basic earnings per share in the future. Diluted earnings per share are computed using the two-class method or the as-if converted method, whichever is more dilutive.

On October 27, 2016, the Company’s shareholders voted in favor of a proposal to adopt a dual-class share structure, pursuant to which the Company’s authorized share capital were reclassified and redesigned into Class A ordinary shares and Class B ordinary shares (Note 12). Both Class A ordinary shares and Class B ordinary shares are entitled to the same dividend right, as such, this dual class share structure has no impacts to the earnings per share calculation. Basic earnings per share and diluted earnings per share are the same for each Class A ordinary shares and Class B ordinary shares.

Upon the consummation of the Company’s IPO on October 27, 2016, the convertible redeemable preferred shares were automatically converted into Class A ordinary shares. The two-class method of computing earnings per share ceased to apply on such conversion date.

Stock split

(u)Stock split

In December 2014, the Company’s shareholders approved an increase of the total authorized and issued capital shares from 100,000,000 to 600,000,000 shares with the same per share par value of RMB1.00. All share and per share data in these financial statements and footnotes has been retrospectively adjusted to account for this stock split.

Adoption of New Accounting Standards and Accounting Standards Issued But Not Yet Effective

(v)                                  Adoption of New Accounting Standards

In March 2016, Financial Accounting Standards Board (or “FASB”) issued Accounting Standards Updates (or “ASU”) 2016-09 related to stock compensation to facilitate improvements to Employee Share-Based Payment Accounting, which is intended to improve the accounting for employee share-based payments and affect all organizations that issue share-based payment awards to their employees. Several aspects of the accounting for share-based payment award transactions are simplified, including: (a) income tax consequences; (b) classification of awards as either equity or liabilities; (c) accruals of compensation costs based on the forfeitures; (d) classification on the statement of cash flows. For public companies, the amendments are effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. Early adoption is permitted. The Group has elected to early adopt this standard on a modified retrospective basis at the beginning of the period presented as the Group elected to account for forfeitures when they occur to reduce the complexity in the accounting of share based compensation. The adoption of this guidance did not have a material effect on the Group’s consolidated financial statements.

(w)                                  Accounting Standards Issued But Not Yet Effective

In May 2014, FASB issued ASU 2014-09, “Revenue from Contracts with Customers (Topic 606)”, to clarify the principles of recognizing revenue and create common revenue recognition guidance between U.S. GAAP and International Financial Reporting Standards (“IFRS”). An entity has the option to apply the provisions of ASU 2014-09 either retrospectively to each prior reporting period presented or retrospectively with the cumulative effect of initially applying this standard recognized at the date of initial application. ASU 2014-09 is effective for fiscal years and interim periods within those years beginning after December 15, 2016, and early adoption is not permitted. In August, 2015, the FASB updated this standard to ASU 2015-14, the amendments in this Update defer the effective date of Update 2014-09, that the Update should be applied to annual reporting periods beginning after December 15, 2017 and earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period.

In May 2016, FASB issued ASU 2016-12 “Revenue from Contracts with Customers (Topic 606)”: Narrow-Scope Improvements and Practical Expedients. The amendments in this Update do not change the core principle of the guidance in Topic 606. Rather, the amendments in this Update affect only the narrow aspects of Topic 606. The areas improved include: (1) Assessing the Collectability Criterion in Paragraph 606-10-25-1(e) and Accounting for Contracts That Do Not Meet the Criteria for Step 1; (2) Presentation of Sales Taxes and Other Similar Taxes Collected from Customers; (3) Noncash Consideration; (4) Contract Modifications at Transition; (5) Completed Contracts at Transition; and (6) Technical Correction. The effective date and transition requirements for the amendments in this Update are the same as the effective date and transition requirements for Topic 606 (and any other Topic amended by Update 2014-09).

The Group is planning to adopt the above standards on January 1, 2018. The Group may use either a full retrospective or a modified retrospective approach to adopt this standard. The Group is currently evaluating this standard and the related updates, including which transition approach to use as well as the impact of adoption on policies, practices and systems. The standard also requires the Group to evaluate whether its businesses promise to transfer services to the customer itself (as a principal) or to arrange for services to be provided by another party (as an agent). To make that determination, the standard uses a control model rather than the risks-and-rewards model in current U.S. GAAP. At this stage in the evaluation, the Group does not anticipate that the new guidance will have a material impact on its revenue recognition policies, practices or systems. The Group is currently assessing the impacts of this standard to its consolidated financial statements upon adoption.

In July 2015, FASB issued ASU 2015-11 related to inventory as part of its simplification initiative. The ASU changes the way of measurement on inventory, which currently requires an entity to measure inventory at the lower of cost or market. The amendments in this Update require an entity to measure inventory within the scope of this Update at the lower of cost and net realizable value. The Group will adopt this standard on January 1, 2017, and does not expect a material impact to its consolidated financial statement.

In January 2016, FASB issued ASU 2016-01, “Financial Instruments”, to improve the recognition and measurement of financial instruments. The new guidance requires equity investments (except those accounted for under the equity method of accounting, or those that result in consolidation of the investee) to be measured at fair value with changes in fair value recognized in net income and separate presentation of financial assets and financial liabilities by measurement category and form of financial asset (i.e., securities or loans and receivables) on the balance sheet or the accompanying notes to the financial statements. The guidance also eliminates the requirement to disclose the fair value of financial instruments measured at amortized cost for organizations that are not public business entities and the requirement for public business entities to disclose the method(s) and significant assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at amortized cost on the balance sheet. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The Group is still in the process of assessing the impact of this ASU on its consolidated financial statements.

In February 2016, FASB issued ASU 2016-02 related to Leases. Under the new guidance, lessees will be required to recognize all leases (with the exception of short-term leases) at the commencement date including a lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis; and a right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. Lessees (for capital and operating leases) and must apply a modified retrospective transition approach for leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements. The modified retrospective approach would not require any transition accounting for leases that expired before the earliest comparative period presented. Lessees may not apply a full retrospective transition approach. Public business entities should apply the amendments in ASU 2016-02 for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years (i.e., January 1, 2019, for a calendar year entity). This new guidance requires modified retrospective application and becomes effective for the Group in the first quarter of 2019, but early adoption is permitted. The Group is currently evaluating this ASU to determine the full impact on its consolidated financial statements, as well as the impact of adoption on policies, practices and systems. As of December 31, 2016, the Group has RMB1.2 billion of future minimum operating lease commitments that are not currently recognized on its consolidated balance sheets (see note 15). Therefore, the Group would expect material changes to its consolidated balance sheets upon adoption.

In March 2016, FASB issued ASU 2016-07, “Investments- Equity Method and Joint Ventures”, which eliminates the requirement to retroactively adopt the equity method of accounting. The amendments require that the equity method investor add the cost of acquiring the additional interest in the investee to the current basis of the investor’s previously held interest and adopt the equity method of accounting as of the date the investment becomes qualified for equity method accounting. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. The amendments should be applied prospectively upon their effective date to increases in the level of ownership interest or degree of influence that result in the adoption of the equity method. Earlier application is permitted. The Group does not expect a material impact to its consolidated financial statement upon adoption of this ASU.

In June 2016, the FASB issued ASU 2016-13, “Financial Instruments—Credit Losses (Topic 326)”. The pronouncement changes the impairment model for most financial assets, and will require the use of an “expected loss” model for instruments measured at amortized cost. Under this model, entities will be required to estimate the lifetime expected credit loss on such instruments and record an allowance to offset the amortized cost basis of the financial asset, resulting in a net presentation of the amount expected to be collected on the financial asset. This pronouncement is effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2019. The Group does not expect a material impact to its consolidated financial statement upon adoption of this ASU.

In November 2016, FASB issued ASU 2016-18, “Statement of Cash Flows (Topic 230): Restricted Cash”, which clarifies the presentation of restricted cash and restricted cash equivalents in the statements of cash flows. Under ASU 2016-18 restricted cash and restricted cash equivalents are included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statements of cash flows. This ASU should be applied retrospectively and becomes effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years, but early adoption is permitted. As a result of this update, restricted cash will be included within cash and cash equivalents on our statements of consolidated cash flows. The Group is in the process of evaluating the impact on its consolidated financial statements. As of December 31, 2015 and 2016, Group had RMB266 million and RMB635 million in restricted cash, respectively.

In January 2017, FASB issued ASU 2017-01, “Business Combinations (Topic 805): Clarifying the Definition of a Business”. The update affects all companies and other reporting organizations that must determine whether they have acquired or sold a business. The definition of a business affects many areas of accounting including acquisitions, disposals, goodwill, and consolidation. The update is intended to help companies and other organizations evaluate whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The update provides a more robust framework to use in determining when a set of assets and activities is a business, and also provides more consistency in applying the guidance, reduce the costs of application, and make the definition of a business more operable. For public companies, the update is effective for annual periods beginning after December 15,2017, including interim periods within those periods. The guidance should be applied prospectively upon its effective date. The effect of ASU 2017-01 on the consolidated financial statements will be dependent on any future acquisitions.

In January 2017, the FASB issued ASU 2017-04, “Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment”. The update simplifies the subsequent measurement of goodwill by eliminating Step 2 from the goodwill impairment test. The annual, or interim, goodwill impairment test is performed by comparing the fair value of a reporting unit with its carrying amount. An impairment charge should be recognized for the amount by which the carrying amount exceeds the reporting unit’s fair value. The update also eliminates the requirements for any reporting unit with a zero or negative carrying amount to perform a qualitative assessment and, if it fails that qualitative test, to perform Step 2 of the goodwill impairment test. An entity still has the option to perform the qualitative assessment for a reporting unit to determine if the quantitative impairment test is necessary. The update should be applied on a prospective basis. The nature of and reason for the change in accounting principle should be disclosed upon transition. For public companies, the update is effective for any annual or interim goodwill impairment tests in fiscal years beginning after December 15, 2019. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The guidance should be applied prospectively upon its effective date. The Group does not anticipate that the adoption of ASU 2017-04 will have a material impact on the consolidated financial statements.